Exhibit 10.2

TABLE OF CONTENTS

ARTICLES		PAGE & SA NUMBER
1.	Quantity, Model and Description	1, SA-20

2.	Delivery Schedule	1, SA-20

3.	Price	1, SA-20

4.	Payment	2, SA-20

5.	Miscellaneous	2, SA-20

TABLE		SA NUMBER

1.

777-200ER Aircraft Information Table: [CONFIDENTIAL PORTION

OMITTED AND FILED SEPARATELY WITH THE

COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

Original Purchase Agreement, SA-3, SA-17 & SA-18

1-1.	777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-1
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe & Engine Base Year

1-2.	777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-2 & SA-6

P.A. No. 1980		SA-24
Table of Contents, Page i	BOEING PROPRIETARY

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe & Engine Base Year

1-3.

777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION

OMITTED AND FILED SEPARATELY WITH THE

COMMISSION PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT]

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-4, SA-5, SA-6, SA-7 & SA-9

1-4.

777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-5, SA-6 & SA-9

1-5.

777-223IGW Aircraft Information Table: [CONFIDENTIAL PORTION
OMITTED AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-10, SA-11, SA-12 & SA-15

P.A. No. 1980		SA-24
Table of Contents, Page ii	BOEING PROPRIETARY

1-6.

777-200IGW Aircraft Information Table: [CONFIDENTIAL PORTION
OMITTED AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-13

1-7.

777-323ER [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Base Year

SA-24

TABLE	SA NUMBER

2.

777-223IGW Aircraft Information Table: [CONFIDENTIAL PORTION
OMITTED AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

SA-15 & SA-16

3.

777-223IGW Aircraft Information Table: [CONFIDENTIAL PORTION
OMITTED AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airframe Base Year ([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

SA-15 & SA-16

P.A. No. 1980		SA-24
Table of Contents, Page iii	BOEING PROPRIETARY

Jul. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Engine Base Year

EXHIBIT		SA NUMBER

A.	Aircraft Configuration

A1.	Aircraft Configuration – 777-323ER	SA-20

B.	Aircraft Delivery Requirements and Responsibilities	SA-20

C.	Defined Terms	SA-20

SUPPLEMENTAL EXHIBITS		SA NUMBER

AE1.	Escalation Adjustment Airframe and Optional Features - 777-323ER	SA-20

BFE1.	BFE Variables

BFE1-2.	BFE Variables - 777-323ER	SA-24

CS1.	Customer Support Variables

CS1-2	Customer Support Variables - 777-323ER	SA-20

SLP1	Service Life Policy Components

EE1-BR1.	Engine Escalation and Engine Warranty	SA-15

EE1-2.	Engine Escalation, Engine Warranty and Patent Indemnity – 777-323ER	SA-20

P.A. No. 1980		SA-24
Table of Contents, Page iv	BOEING PROPRIETARY

LETTER AGREEMENTS		PA or SA NUMBER

6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft

6-1162-AKP-071R1	Purchase Obligations	PA3219

6-1162-AKP-072R3	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-20

6-1162-AKP-073R1	Accident Claims and Litigation	PA3219

6-1162-AKP-109R3	Business Considerations	SA-20

6-1162-AKP-110R3	Aircraft Purchase Rights and Substitution Rights	SA-20

Attachment A	Description and Price for Eligible Models	SA-20

Attachment B	Information Regarding MADP Rights	SA-24

Attachment C	Information Regarding QADP Rights	SA-23

Attachment D	Forms of Purchase Agreement Supplement	SA-20

Attachment E	Letter Agreements	SA-20

Attachment F	Information regarding MADP and QADP Rights if no 787s are reconfirmed	SA-20

6-1162-AKP-111	Aircraft Performance Guarantees

AAL-PA-1980-LA-1003346	Aircraft Performance Guarantees - 777-323ER	SA-20

AAL-PA-1980-LA-04205R2	Aircraft Performance Guarantees – 777-323ER	SA-24

6-1162-AKP-112	Spares Matters

6-1162-AKP-113	Model 777 Miscellaneous Commitments

6-1162-AKP-114R1	Installation of Cabin Systems Equipment	SA-22

AAL-PA-1980-LA-1003493	Installation of Cabin Systems Equipment – 777-323ER	SA-20

6-1162-AKP-115	Component and System Reliability Commitments

6-1162-AKP-116	Price Adjustment on Rolls-Royce Engines

6-1162-AKP-117	Delivery Schedule

6-1162-AKP-118R2	Confidentiality	SA-20

6-1162-AKP-204	Multiple Operating Weight Program Model 777-200IGW Aircraft	SA-6

AAL-PA-1980-LA-1003536R1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-21

AAL-PA-1980-LA-1003344	Open Configuration Matters -777-323ER	SA-20

AAL-PA-1980-LA-1104563	Performance Guarantees for Rights Aircraft	SA-23

P.A. No. 1980		SA-24
Table of Contents, Page v	BOEING PROPRIETARY

Supplemental Agreement No. 24

to

Purchase Agreement No. 1980

between

The Boeing Company

and

AMERICAN AIRLINES, INC

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into this                     day of May, 2011, (SA-24) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc. (Customer);

RECITALS:

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement) relating to Boeing Model 777 aircraft (the Purchase Agreement); and

WHEREAS, Customer has provided notice to exercise as a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

NOW THEREFORE, In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents:

The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a revised “Table of Contents” attached hereto and identified with an “SA-24” legend, is substituted in lieu thereof to reflect the changes made by this SA-24.

2.	Table 1-7:

Table 1-7 entitled 777-323ER [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft Delivery, Description, Price and Advance Payments is deleted in its entirety and a revised Table 1-7, attached hereto, is substituted in lieu thereof to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 1980	i	SA-24

BOEING PROPRIETARY

3.	Supplemental Exhibit BFE1-2:

Supplemental Exhibit BFE1-2 entitled Buyer Furnished Equipment Variables relating to Boeing Model 777-323ER Aircraft is deleted in its entirety and a revised BFE1-2, attached hereto, is substituted in lieu thereof to set forth the preliminary BFE [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.	Letter Agreement No. 6-1162-AKP-110R3:

Attachment B entitled Information Regarding MADP Rights to Letter Agreement No. 6-1162-AKP-110R3 entitled Aircraft Purchase Rights and Substitution Rights is deleted in its entirety and a revised Attachment B, attached hereto, is substituted in lieu thereof [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] via this SA-24.

b. Nothing in this SA-24 precludes Customer from hereafter exercising its Substitution Right in accordance with Paragraph 5 of Letter Agreement No. 6-1162-AKP-110R3 entitled Aircraft Purchase Rights and Substitution Rights.

5.	Letter Agreement No. AAL-PA-1980-LA-04205R1:

Letter Agreement No. AAL-PA-1980-LA-04205R1 entitled Aircraft Performance Guarantees – 777-323ER is deleted in its entirety and a revised Letter Agreement No. AAL-PA-1980-LA-04205R2, attached hereto, is substituted in lieu thereof to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which is being exercised via this SA-24.

EXPIRATION. This SA-24 is valid through May 31, 2011, at which time it will expire if not executed by both parties hereto.

P.A. No. 1980	ii	SA-24

BOEING PROPRIETARY

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement No. 24, the terms of the exhibits will control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	By:

Name:	Christopher L Odegard	Name:

Its:	Attorney-In-Fact	Its:

P.A. No. 1980	iii	SA-24

BOEING PROPRIETARY

Table 1-7

777-323ER [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft

Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AAL-PA-01980
SA-20 APR 55725
SA-22, SA-23 and SA-24 APR 56305	Boeing Proprietary	SA-23

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

American Airlines, Inc.

Supplemental Exhibit BFE1-2

to Purchase Agreement Number 1980

P.A. No. 1980	BFE1-2	SA-24

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 777-323ER AIRCRAFT

This Supplemental Exhibit BFE1-2 contains supplier selection dates, on-dock dates and other requirements applicable to the Model 777-323ER aircraft (Aircraft).

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

[CONFIDENTIAL PORTION OMITTED
AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL
TREATMENT]	N/A
[CONFIDENTIAL PORTION OMITTED
AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL
TREATMENT]
[CONFIDENTIAL PORTION OMITTED
AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A	***
REQUEST FOR CONFIDENTIAL
TREATMENT]

**         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

***       [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 1980	BFE1-2	SA-24

BOEING PROPRIETARY

2.	On-dock Dates and Other Information.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

Item	Preliminary On-Dock Dates

                [CONFIDENTIAL PORTION

OMITTED AND FILED SEPARATELY

WITH THE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT] 2012

[CONFIDENTIAL PORTION OMITTED

AND FILED SEPARATELY WITH THE

COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL

TREATMENT] 2012

	Aircraft	Aircraft

Seats	[CONFIDENTIAL	PORTION

Galleys/Furnishings	OMITTED	AND FILED

Antennas & Mounting Equipment	SEPARATELY	WITH

Avionics	THE	COMMISSION

Cabin Systems Equipment	PURSUANT	TO A

Miscellaneous Emergency Equipment	REQUEST	FOR

Textiles/Raw Material	CONFIDENTIAL	TREATMENT]

Item	Preliminary On-Dock Dates

                [CONFIDENTIAL PORTION

OMITTED AND FILED SEPARATELY

WITH THE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT] 2013

[CONFIDENTIAL PORTION OMITTED

AND FILED SEPARATELY WITH THE

COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL

TREATMENT] 2013

	Aircraft	Aircraft

Seats	[CONFIDENTIAL	PORTION

P.A. No. 1980	BFE1-2	SA-24

BOEING PROPRIETARY

Galleys/Furnishings	OMITTED	AND FILED

Antennas & Mounting Equipment	SEPARATELY	WITH

Avionics	THE	COMMISSION

Cabin Systems Equipment	PURSUANT	TO A

Miscellaneous Emergency Equipment	REQUEST	FOR

Textiles/Raw Material	CONFIDENTIAL	TREATMENT]

P.A. No. 1980	BFE1-2	SA-24

BOEING PROPRIETARY

Item	Preliminary On-Dock Dates

                [CONFIDENTIAL PORTION

OMITTED AND FILED SEPARATELY

WITH THE COMMISSION PURSUANT

TO A REQUEST FOR CONFIDENTIAL

TREATMENT] 2013

[CONFIDENTIAL PORTION OMITTED

AND FILED SEPARATELY WITH THE

COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL

TREATMENT] 2013

	Aircraft	Aircraft
Seats	[CONFIDENTIAL	PORTION

Galleys/Furnishings	OMITTED	AND FILED

Antennas & Mounting Equipment	SEPARATELY	WITH

Avionics	THE	COMMISSION

Cabin Systems Equipment	PURSUANT	TO A

Miscellaneous Emergency Equipment	REQUEST	FOR

Textiles/Raw Material	CONFIDENTIAL	TREATMENT]

3.	Additional Delivery Requirements - Import.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 1980	BFE1-2	SA-24

BOEING PROPRIETARY

Attachment B to Letter Agreement 6-1162-AKP-110R3 (Model 777)

Information Regarding MADP Rights

[CONFIDENTIAL PORTION

OMITTED AND FILED

SEPARATELY WITH THE

COMMISSION PURSUANT TO A

REQUEST FOR CONFIDENTIAL

TREATMENT]

PA No. 1980	SA No. 24	Page 1 of 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-1980-LA-04205R2

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Aircraft Performance Guarantees – 777-323ER

Reference:	Purchase Agreement No. PA-1980 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 777-323ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

For the Aircraft set forth in Table 1-7, which are exercised via Supplemental Agreements No. 22, 23 and 24, Boeing agrees to provide Customer with the guarantees set forth in Attachment A hereto. These guarantees are exclusive and will expire upon delivery of the Aircraft to Customer.

1.      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-1980-LA-04205R2	SA-24
Performance Guarantees – 777-323ER	Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

American Airlines, Inc.

By

Its

AAL-PA-1980-LA-04205R2	SA-24
Performance Guarantees – 777-323ER	Page 2
BOEING PROPRIETARY